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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 1, 2003

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                     001-09186               23-2416878
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   (State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)             File Number)        Identification No.)


 3103 Philmont Avenue, Huntingdon Valley, PA               19006
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 (Address of Principal Executive Offices)                (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000
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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).    Exhibits.

        The following Exhibit is filed as part of this Current Report on Form
8-K:

Exhibit
No.                                 Item
_______    _______________________________________________________

99         Press release of Toll Brothers, Inc. dated July 1, 2003.


Item 9. REGULATION FD DISCLOSURE

      On July 1, 2003, Toll Brothers, Inc. issued a press release announcing an increase in its bank credit facilities. A copy of the press release is attached hereto as Exhibit 99.

      The information contained in this Current Report on Form 8-K, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TOLL BROTHERS, INC.

Dated: July 1, 2003                               By: Joseph R. Sicree
                                                  ------------------------
                                                   Joseph R. Sicree
                                                   Vice President, Chief
                                                   Accounting Officer





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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.                                 Item
________    _______________________________________________________________

99*         Press release of Toll Brothers, Inc. dated July 1, 2003.



















*Filed electronically herewith.